UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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United Community Bancorp
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[LETTER HEAD OF UNITED COMMUNITY BANCORP]

January 10, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of United Community Bancorp. We will hold the meeting at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, on February 13, 2014, at 11:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card OR vote by Internet or by telephone. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card OR voted by Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

NOTICE OF 2013 Annual Meeting OF STOCKHOLDERS

TIME AND DATE .	11:00 a.m., local time, on Thursday, February 13, 2014.

PLACE	Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

ITEMS OF BUSINESS	(1) The election of three directors of the Company;

(2) The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants for the Company for the fiscal year ending June 30, 2014;

(3) The approval of the United Community Bancorp 2014 Equity Incentive Plan;

(4) The vote on a non-binding resolution to approve the compensation of the named executive officers;

(5) The vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; and

(6) Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE .	In order to vote, you must have been a stockholder as of the close of business on January 3, 2014.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You also may vote by Internet or by telephone by following the instructions on the enclosed proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer
and Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or vote via the telephone or the Internet.

UNITED COMMUNITY BANCORP

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Bancorp (“United Community,” the “Company,” “we,” “our,” or “us”) to be used at the annual meeting of stockholders of the Company. United Community is the holding company for United Community Bank (the “Bank”). The annual meeting will be held at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, on February 13, 2014, at 11:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about January 10, 2014 to stockholders of record on January 3, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on FEBRUARY 13, 2014

The Proxy Statement and the 2013 Annual Report to Stockholders are available at http://www.RRDEZProxy.com/2014/UCB.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of United Community common stock only if the records of the Company show that you held your shares as of the close of business on January 3, 2014. As of the close of business on January 3, 2014, a total of 5,149,564 shares of United Community common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of United Community in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the United Community Bancorp Stock Fund of our 401(k) Plan and/or the United Community Bancorp Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of United Community common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares. See “Participants in the Bank’s ESOP or 401(k) Plan” for information on your voting rights under these plans.

Quorum and Vote Required

Quorum. The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors, each to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting.

In voting on the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

In voting on the proposal to approve the United Community Bancorp 2014 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

In the advisory vote on the frequency of the shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of every one, two, or three years or abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s shareholders.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement), the 2014 Equity Incentive Plan (Item 3 of this Proxy Statement), the non-binding resolution to approve the compensation of the named executive officers (Item 4 of this Proxy Statement) and the proposal with respect to the frequency of the shareholder vote to approve the compensation of the named executive officers (Item 5 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

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Your bank or broker may not vote your uninstructed shares in the election of directors (Item 1 of this Proxy Statement), the 2014 Equity Incentive Plan (Item 3 of this Proxy Statement), the non-binding resolution to approve the compensation of the named executive officers (Item 4 of this Proxy Statement) and the proposal with respect to the frequency of the shareholder vote to approve the compensation of the named executive officers (Item 5 of this Proxy Statement) on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, the 2014 Equity Incentive Plan, the non-binding resolution to approve the compensation of the named executive officers or the proposal with respect to the frequency of the shareholder vote to approve the compensation of the named executive officers no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes on the 2014 Equity Incentive Plan, the non-binding resolution to approve the compensation of the named executive officers, the proposal with respect to the frequency of the shareholder vote to approve the compensation of the named executive officers and the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

Voting by Proxy

The Board of Directors of United Community is sending you this proxy statement for the purpose of requesting that you allow your shares of United Community common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of United Community common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of Clark, Schaefer, Hackett & Co. as our independent registered public accountants for the fiscal year ending June 30, 2014;

•	“FOR” the approval of the 2014 Equity Incentive Plan;

•	“FOR” the approval of the compensation of the named executive officers; and

•	To hold the advisory vote to approve the compensation of the Company’s named executive officers every year.

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If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your United Community common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Voting by Internet or Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 11:59 p.m., Central time, on February 12, 2014.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the ESOP or if you hold shares through the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the voting of the shares in the United Community Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is February 3, 2014.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of nine members, each of whom are “independent” under the listing standards of The NASDAQ Stock Market, except for William F. Ritzmann, the President and Chief Executive Officer of United Community and United Community Bank, Elmer G. McLaughlin, the Executive Vice President, Chief Operating Officer and Corporate Secretary of United Community and United Community Bank, Robert J. Ewbank and G. Michael Seitz. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board also considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons” including insurance premiums the Bank paid in fiscal 2013 to Seitz Agency, Inc., an insurance agency of which G. Michael Seitz and Eugene B. Seitz, II are officers and co-owners.

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Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Ralph B. Sprecher serves as Chairman of the Board of Directors. Mr. Sprecher is independent under the listing requirements of The NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of each director; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors of United Community

The following table identifies our standing committees and their members as of June 30, 2013. All members of each committee are independent in accordance with the listing standards of The NASDAQ Stock Market.

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Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Ralph B. Sprecher	X		X*
Jerry W. Hacker		X	X
James D. Humphrey	X	X
Eugene B. Seitz, II	X	X*	X
Richard C. Strzynski	X*	X	X
Number of Meetings in Fiscal 2013	13	3	1

 * Chairman

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, as amended. The Audit Committee is responsible for reviewing the following: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent registered public accounting firm; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of the Company’s internal audit functions, its independent registered public accounting firm and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board has established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement. The Audit Committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Mr. Strzynski is an audit committee financial expert under the rules of the SEC. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is available free of charge within the Investor Relations portion of our website at www.bankucb.com, and is available in print to any shareholder who requests a copy.

Compensation Committee

The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee operates under a written charter, a copy of which is available free of charge within the Investor Relations portion of our website at www.bankucb.com, and is available in print to any shareholder who requests a copy.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to United Community and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s performance and recommends director candidates for each committee for appointment by the Board. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is available free of charge within the Investor Relations portion of our website at www.bankucb.com, and is available in print to any shareholder who requests a copy.

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Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in United Community Bancorp’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any board or committee governing documents.

The Nominating and Corporate Governance Committee seeks to create a board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to United Community Bancorp and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of United Community Bank’s local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of United Community Bancorp to consider director candidates recommended by stockholders who appear to be qualified to serve on United Community Bancorp’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

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Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of United Community Bancorp:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on United Community Bancorp’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of United Community Bancorp’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of United Community Bancorp’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at United Community Bancorp’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date United Community Bancorp’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Director Compensation

The following table sets forth the compensation paid to our non-employee directors for their board service during fiscal 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robert J. Ewbank	$25,000	$ —	$ —	$ —	$25,000
Jerry W. Hacker	25,000	—	—	—	25,000
James D. Humphrey	25,000	—	—	—	25,000
Eugene B. Seitz, II	28,000	—	—	—	28,000
G. Michael Seitz	28,500	—	—	—	28,500
Ralph B. Sprecher	29,900	—	—	—	29,900
Richard C. Strzynski	25,000	—	—	—	25,000

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Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that were paid to our non-employee directors for their service on the Boards of Directors of United Community Bancorp and United Community Bank during fiscal 2013. Additionally, Mr. Sprecher received $4,900 annually for his service as Chairman of the Board, Mr. G. Michael Seitz received $3,500 annually for his service as Secretary of the Board and Mr. Eugene Seitz received $3,000 annually for his service as Assistant Secretary of the Board. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Annual retainer for United Community Bancorp.	$5,000

Annual retainer for United Community Bank	$14,800

Annual fee for service on committees of United Community Bank	$5,200

Directors Retirement Plan. The Bank sponsors a directors retirement plan for the purpose of providing eligible directors with a cash benefit upon retirement. Under the plan, a non-employee director who has completed at least three years of service with the Bank and has attained the designated “benefit age” (ranging from age 72 years to age 80 years and 9 months) set forth in an individual agreement under the plan will receive a retirement benefit of $20,000 per year for ten years, payable in monthly installments. A participating director may also receive an early retirement benefit upon termination of service following completion of at least three years of participation in the plan and attainment of age 65. The early retirement benefit equals $10,000 per year for ten years upon retirement after age 65 but before age 68, or $15,000 per year for ten years upon retirement after age 68 but before the designated benefit age. Upon the death of a director who has begun receiving benefits under the plan, the Bank will pay any remaining benefits to the director’s designated beneficiary. If the director dies while still in service as a director of the Bank, the Bank will pay the director’s beneficiary the survivor benefit set forth in the director’s individual joinder agreement under the plan. Upon termination of service in connection with a change in control, a participating director becomes entitled to the same retirement benefit the director would have received if he remained in service until reaching his designated benefit age, payable over a ten-year period. The plan also provides that the Board may approve a disability benefit equal to the actuarially-determined annuitized value of a director’s benefit under the plan upon a termination of service due to disability. In addition to the above benefits, the plan provides the director’s beneficiary with a separate lump sum benefit of $10,000 for the payment of funeral expenses. In consideration for the benefits provided under the plan and outlined above, participating directors agree not to engage in certain competitive business activities while serving on the board or following termination of service for reasons other than a change in control. No benefits are payable under the plan upon a termination of service for cause. Directors G. Michael Seitz, Sprecher, Hacker, Strzynski, Ewbank, Eugene B. Seitz and Humphrey currently participate in the plan.

Board and Committee Meetings

During the year ended June 30, 2013, the Board of Directors of United Community Bancorp met 15 times and the Board of Directors of United Community Bank met 27 times. No director attended fewer than 75% of the total meetings of United Community Bancorp’s and United Community Bank’s respective Board of Directors and the committees on which such director served.

Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages each director to attend the annual meeting of stockholders. All but one of our directors attended the 2012 annual meeting of stockholders.

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Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct. A copy of the code of ethics is available, without charge, upon written request to c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

United Community Bancorp’s management is responsible for United Community Bancorp’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of United Community Bancorp’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees United Community Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that United Community Bancorp’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence from United Community Bancorp and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

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The Audit Committee discussed with United Community Bancorp’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of United Community Bancorp’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the United Community Bancorp’s Annual Report on Form 10-K for the year ended June 30, 2013 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of United Community Bancorp’s independent registered public accounting firm.

The Audit Committee

Richard C. Strzynski, Chairman

Eugene B. Seitz, II

Ralph B. Sprecher

James D. Humphrey

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STOCK OWNERSHIP

The following table provides information as of January 3, 2014 about the persons and entities known to United Community Bancorp to be the beneficial owners of more than 5% of United Community Bancorp’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)
United Community Bank Employee Stock Ownership Plan	403,392	7.83%
92 Walnut Street
Lawrenceburg, Indiana 47025

(1)	Based on 5,149,564 shares of United Community Bancorp’s common stock outstanding and entitled to vote as of January 3, 2014.

The following table provides information as of January 3, 2014 about the shares of United Community Bancorp common stock that may be considered to be beneficially owned by each director, named executive officer listed in the Summary Compensation Table, and all directors and executive officers of United Community Bancorp as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (1)	Options Exercisable Within 60 Days	Percent of Common Stock Outstanding (2)
William F. Ritzmann	55,765(3)	43,616	1.8%
Ralph B. Sprecher	23,142(4)	8,178	*
Robert J. Ewbank	48,634(5)	8,178	1.1
Jerry W. Hacker	22,988(6)	8,178	*
James D. Humphrey	1,000	—	*
Vicki A. March	30,513(7)	23,171	1.0
Elmer G. McLaughlin	57,825(8)	32,712	1.8
G. Michael Seitz	27,526	8,178	*
Eugene B. Seitz, II	23,842(9)	8,178	*
Richard C. Strzynski	14,380	8,178	*
All directors and executive officers as a group (12 persons)	371,302	194,909	10.6

*	Less than 1.0%.
(1)	Includes shares held in the reporting person’s 401(k) Plan account as follows: Mr. Ritzmann, 10,704 shares, and Mr. Elmer G. McLaughlin, 34,946 shares. These amounts reflect ownership units in the employer stock fund of the 401(k) Plan, which consists of both issuer stock and a reserve of cash. The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual.
(2)	Based on 5,149,564 shares of the Company’s common stock outstanding and entitled to vote as of January 3, 2014.

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(3)	Includes 12,841 shares held in Mr. Ritzmann’s individual retirement account and 8,632 shares allocated to Mr. Ritzmann’s account under the ESOP.
(4)	Includes 15,146 shares held in Mr. Sprecher’s individual retirement account and 125 shares held by his spouse.
(5)	Includes 3,483 shares held by Mr. Ewbank’s spouse, 12,500 shares held by his IRA and 19,521 shares held by one corporation controlled by Mr. Ewbank. Also includes 19,521 shares pledged as security.
(6)	Includes 5,915 shares held in Mr. Hacker’s individual retirement account and 3,943 shares held in Mr. Hacker’s spouse’s individual retirement account.
(7)	Includes 5,985 shares allocated to Ms. March’s account under the ESOP.
(8)	Includes 8,400 shares allocated to Mr. McLaughlin’s account under the ESOP. Also includes 14,479 shares pledged as security.
(9)	Includes 3,838 shares held in Mr. Seitz’s individual retirement account and includes 3,286, 3,286 and 3,286 shares, respectively, held in three custodian accounts for Mr. Seitz’s children. Also includes 10,146 shares pledged as security.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Proposal 1 — Election of Directors

The Board of Directors of United Community Bancorp consists of nine members. The board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified are Eugene B. Seitz, II, G. Michael Seitz and Elmer G. McLaughlin.

Unless you indicate otherwise on the proxy card, the Board of Directors intends that the proxies solicited by it will be voted for the election of the board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Eugene B. Seitz, II, G. Michael Seitz and Elmer G. McLaughlin.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2013 and the indicated period of service as a director includes the period of service as a director of United Community Bank. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director and nominee should serve as a director.

Board Nominees for Election of Directors

The following directors are nominees for election for a term ending in 2016:

Eugene B. Seitz, II is an officer and co-owner of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Assistant Secretary of the Board of Directors. Mr. Seitz’s brother, G. Michael Seitz, also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 56. Director since 1995 (including term as a director of Perpetual Federal Savings and Loan Association).

Mr. Seitz provides the Board with extensive marketing and operational knowledge through his experience as an officer and one of the owners of Seitz Agency, Inc., a long standing insurance agency in our local market. Mr. Seitz also has considerable management experience within the insurance industry and knowledge of the corporate governance practices necessary to guide management. Mr. Seitz’s experience in dealing with the insurance needs of the agency’s clients, his lifelong residency and community involvement provide the Board with significant knowledge regarding the communities in which the Bank operates.

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G. Michael Seitz is an officer and one of three shareholders of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Secretary of the Board of Directors. Mr. Seitz’s brother, Eugene B. Seitz, II also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 66. Director since 1971 (including term as a director of Progressive Federal Savings Bank).

As an officer and co-owner of Seitz Agency, Inc., a long standing insurance agency in our local market, Mr. Seitz provides the Board with significant management, strategic and operational expertise. Through his role as an officer and one of three shareholders of Seitz Agency, Inc., Mr. Seitz provides the Board with essential knowledge and understanding of the local business environment. In addition, Mr. Seitz’s forty-one years of dedicated service on the Bank’s Board of Directors provides the Board with invaluable expertise and knowledge of the Bank’s business and its history.

Elmer G. McLaughlin has served as Executive Vice President and Chief Operating Officer of United Community Bancorp since inception in 2006 and of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. McLaughlin served for nine years as President, and 19 years as a director, of Perpetual Federal Savings and Loan Association, and was Executive Vice President and head of Operations and senior loan officer of Perpetual Federal from 1978 until 1990. Mr. McLaughlin is the brother of W. Michael McLaughlin, a Senior Vice President of Operations at the Bank. Age 61. Director since 1980 (including term as a director of Perpetual Federal Savings and Loan Association).

As Executive Vice President and Chief Operating Officer Mr. McLaughlin successfully assisted the Bank in its mutual-to-stock conversion and navigated the various issues facing financial institutions and public companies during one of the most challenging economic periods in recent history. Mr. McLaughlin’s thirty-four years of experience as an employee and officer of United Community Bank, provides the Board with valuable expertise and knowledge of all aspects of the business and its history. In addition, Mr. McLaughlin’s lifelong residency and community involvement in our area make him a vital part of our Board.

Directors Continuing in Office

The following directors have terms ending in 2014:

William F. Ritzmann has served as President and Chief Executive Officer of United Community Bancorp since inception in 2006 and of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. Ritzmann served for 23 years as director, President and Managing Officer of Progressive Federal Savings Bank. Age 65. Director since 1975 (including term as a director of Progressive Federal Savings Bank).

Mr. Ritzmann’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank. Mr. Ritzmann’s knowledge of all aspects of the Company’s and the Bank’s business and history, combined with his success and continued drive for responsible growth and excellence, over the past thirty-nine years, position him well to continue to serve as our President and Chief Executive Officer.

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Robert J. Ewbank has been a partner in the Lawrenceburg, Indiana law firm of Ewbank & Kramer LLP since 1978. Age 64. Director since 1984 (including term as a director of Progressive Federal Savings Bank).

Mr. Ewbank’s legal experience as a partner of the firm Ewbank & Kramer LLP, affords the Board in-depth knowledge and understanding of the issues facing the Bank and the Company and the unique skills needed to guide the Company and its management effectively. Through Mr. Ewbank’s experience as owner of Ewbank Land Title Company, Mr. Ewbank also offers the Board management experience in the small firm setting and critical experience in real estate matters. In addition, with over twenty-five years of service on the Board, Mr. Ewbank brings significant knowledge of the Company’s and the Bank’s business and history to the Board.

Richard C. Strzynski is a former self-employed certified public accountant (inactive) who began practice in 1979. Age 65. Director since 1993 (including term as a director of Progressive Federal Savings Bank).

Mr. Strzynski’s past experience as a self-employed certified public account provides the Board with critical experience in accounting matters and understanding of business financial statements. In addition, Mr. Strzynski ‘s familiarity with and participation in our local community through various community organizations has allowed him to develop strong ties to the community, providing the Board with valuable insight regarding the local business and consumer environment.

The following directors have terms ending in 2015:

Jerry W. Hacker served as the owner and President of Dee’s Delights, Inc., a wholesaler, manufacturer, importer and exporter of miniatures in North bend, Ohio from 1983 until 2006. He is now retired. Age 70. Director since 1987 (including term as a director of Perpetual Federal Savings and Loan Association).

As the former owner and President of Dee’s Delights, Inc., Mr. Hacker provides the Board with essential business and management experience, as well as, valuable leadership capability. Mr. Hacker’s twenty-three years of service on the Board also provides the Board with substantial knowledge of the Company’s and the Bank’s business and history. In addition, Mr. Hacker’s continued involvement in community organizations and local matters is a vital component of a well-rounded board.

James D. Humphrey has served as the Judge of the Circuit Court of Dearborn and Ohio Counties, Indiana since January 1, 1999. Age 55. Director since 2011.

Mr. Humphrey’s legal experience, including his service as the Judge of the Circuit Court, provides the board with the legal knowledge necessary to assess issues facing the Board effectively. In addition, Mr. Humphrey’s involvement in community organizations and local political matters is a vital component of a well-rounded board.

Ralph B. Sprecher is Chairman of the Board. He previously was the Vice President of Midwest Operations for Joseph E. Seagram Company, a beverage distribution company, and is now retired. Age 72. Director since 1993 (including term as a director of Perpetual Federal Savings and Loan Association).

Mr. Sprecher has considerable management and operational experience through thirty-five years of business experience with Joseph E. Seagram Company, including his role as Vice President of Midwest Operations. In addition, Mr. Sprecher provides valuable local community insight through his familiarity and participation in our community through various local organizations.

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Proposal 2 — Ratification of Independent Registered Public Accountants

The Audit Committee of the Board of Directors has appointed Clark, Schafer, Hackett & Co. to be United Community Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2014, subject to ratification by stockholders. A representative of Clark, Schafer, Hackett &Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2013 and 2012 by Clark, Schaefer, Hackett & Co.:

	2013	2012
Audit fees(1)	$260,465	$302,985
Audit related fees(2)	—	—
Tax fees(3)	21,520	16,060
All other fees (4)	104,225	104,805

(1)	Consists of fees for professional services rendered in 2013 and 2012 for the audit of the consolidated financial statements and the review of the financial statements included in Quarterly Reports on Form 10-Q. Fees for 2012 include review of consolidated financial statements included in the restated Annual Report on Form 10-K/A for the year ended June 30, 2011 and the restated Quarterly Report on Form 10-Q/A for the period ended December 31, 2011, both of which occurred during the fiscal year ended June 30, 2012.
(2)	For 2013 and 2012, consists of an information systems review for audit purposes.
(3)	For both 2013 and 2012, consists of fees for tax return preparation, planning and tax advice.
(4)	For 2013 and 2012, consists of consulting fees related to regulatory and accounting matters and services related to the stock offering.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

During the year ended June 30, 2013, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

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Proposal 3 — Approval of the United Community Bancorp 2014 Equity Incentive Plan

Our Board of Directors believes that the ability to provide employees and outside directors with equity-based compensation is an important element of our overall compensation strategy and that equity-based compensation will allow us to continue to attract and retain qualified outside directors and employees.

Pursuant to the 2006 Equity Incentive Plan, we reserved 580,630 shares of common stock for issuance pursuant to awards granted under the 2006 Equity Incentive Plan; 414,736 for stock options and 165,894 for restricted stock grants. As of June 30, 2013, options for 272,606 shares were outstanding and 44,980 shares remained available for future option grants under the plan. None of the options granted under the plan have been exercised. As of June 30, 2013, 140,669 shares of restricted stock had been granted and 16,580 shares remained available for future restricted stock awards under the 2006 Equity Incentive Plan.

On November 15, 2013, our Board of Directors adopted, subject to approval by stockholders at the annual meeting, the United Community Bancorp 2014 Equity Incentive Plan (the “2014 Plan”). Our Board of Directors believes that the implementation of the new 2014 Plan is needed to meet the Company’s recruitment and retention goals. The 2014 Plan will become effective as of the date of approval by the Company’s stockholders. The 2014 Plan reserves a total of 372,102 shares of Company common stock for issuance upon the grant or exercise of awards made pursuant to the 2014 Plan. Of these shares, the Company may grant up to 97,003 shares in the form of restricted stock and performance shares and may grant stock options for up to 275,099 shares.

A summary of the 2014 Plan follows. This summary is qualified in its entirety by the full text of the 2014 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2014 Plan

Purpose. We believe that the 2014 Plan will promote the Company’s success by linking the interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2014 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code; and

•	restricted stock awards and performance shares, which are subject to restrictions on transferability and forfeiture.

The material terms of these awards are discussed below.

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Options. The 2014 Plan authorizes the grant of both incentive and non-statutory stock options, both of which are exercisable for shares of Company common stock. Incentive stock options can only be granted to our employees. The Board of Directors or the committee responsible for administering the 2014 Plan (collectively referred to as the “Committee”) will determine the exercise price at which a participant may exercise an option; provided, however, that the exercise price may not be less than the fair market value of Company common stock on the date of grant. Unless an individual award agreement provides otherwise, a participant may pay the option exercise price in the form of cash or check. In addition, where the Board of Directors or the Compensation Committee and applicable laws, rules and regulations permit, a participant may also make payment: (1) by delivery of shares of Company common stock; (2) by shares of common stock withheld upon exercise; (3) by cashless exercise; or (4) a combination of these methods. At the time of grant, the Committee will determine the term and conditions of an option and the period or periods during which a participant may exercise each option, which may not exceed ten years for incentive and non-statutory stock options, or five years for incentive stock options with respect to an employee who owns more than 10% of the total combined voting power of all classes of our stock.

Restricted Stock Awards. Restricted stock awards are awards of Company common stock subject to certain conditions, which conditions must be met for the restricted stock award to vest and be earned, in whole or in part, and no longer subject to forfeiture. The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a restricted stock award and will determine the conditions that must be satisfied in order for a restricted stock award to vest.

Performance Shares. An award of a performance share is a grant of a right to receive shares of Company common stock, which is contingent upon the achievement of performance or other objectives during a specified period. The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance share and will determine the conditions that must be satisfied for a performance share to vest. These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions. The 2014 Plan sets forth some of the business criteria that can be used as a condition of earning a performance share.

Eligibility. Our employees and non-employee directors are eligible to receive awards under the plan.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Internal Revenue Code, stockholders must approve the material provisions of the plan regarding performance goals under which the awards will vest. The 2014 Plan contains all of these features and will enable awards under the 2014 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Internal Revenue Code, if we so desire. We may grant stock options for a maximum of 68,774 shares of common stock under the 2014 Plan to any one person during any one calendar year.

Administration. The Company anticipates that the Company’s Compensation Committee will administer the 2014 Plan. However, at times, the Board of Directors may administer the 2014 Plan. The Compensation Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2014 Plan; and make all other decisions and determinations necessary under the 2014 Plan.

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Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. In no event will it be permissible to transfer outstanding unexercised awards in exchange for value. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2014 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2014 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2014 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2014 Plan will be adjusted proportionately and the Committee will adjust the 2014 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment. The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2014 Plan. Stockholders must approve amendments to the 2014 Plan that will materially increase the number of shares of stock issuable under the 2014 Plan, expand the types of awards provided under the 2014 Plan, materially expand the class of participants eligible to participate in the 2014 Plan, materially extend the term of the 2014 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2014 Plan may adversely affect any award previously granted under the 2014 Plan without the written consent of the affected participant.

Prohibition on Repricing

Outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2014 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2014 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

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Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to Internal Revenue Code Section 83(b) election.

Performance Shares. When the restrictions lapse on the awards, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates.

New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2014 Plan. The number of shares that may be granted to any director or named executive officer is not determinable at this time because such grants are subject to the discretion of the Committee. However, it is anticipated that the Committee will utilize the plan share reserve to make grants on a periodic basis at levels consistent with the attainment of specific performance objectives, peer group practices and in the context of an executive’s total compensation package. It is not anticipated that the Compensation Committee will authorize significant one-time grants to any officer or director.

Compliance with Banking Regulations

The 2014 Plan complies with regulations promulgated by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Federal Reserve does not endorse or approve the 2014 Plan in any way.

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The Board of Directors recommends that shareholders vote “FOR” the approval of the United Community Bancorp 2014 Equity Incentive Plan.

Proposal 4 — Advisory Vote on Executive Compensation

The Board of Directors of the Company is committed to excellence in governance. As part of that commitment, and as required by federal securities laws, the Board of Directors is providing our shareholders with an opportunity to provide a non-binding advisory vote, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Proposal 5 — Advisory Vote on the Frequency of a Shareholder Vote to Approve Executive Compensation

As part of the Board of Director’s commitment to excellence in governance, and as required by federal securities laws, the Board of Directors is providing our shareholders with an opportunity to provide a non-binding advisory vote on the frequency of the shareholder votes on executive compensation.

This proposal gives the Company’s shareholders the opportunity to determine whether the frequency of shareholder votes on executive compensation will be every one, two or three years. Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options. Shareholders may also abstain from voting on the frequency of shareholder votes on executive compensation.

The Board of Directors has considered the frequency of the advisory vote on the compensation of the Company’s named executive officers. After considering the benefits and consequences of each option, the Board recommends submitting the advisory vote on the compensation of the Company’s named executive officers to shareholders annually.

The Board of Directors believes an annual advisory vote on the compensation of the Company’s named executive officers will allow the Board to obtain information on shareholders’ views of the compensation of the Company’s named executive officers on a more consistent basis. In addition, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers will provide the Board of Directors and the Compensation Committee with frequent input from shareholders on the Company’s compensation programs for its named executive officers. Finally, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers aligns more closely with the Company’s objective to engage in regular dialogue with its shareholders on corporate governance matters, including the Company’s executive compensation philosophy, policies and programs.

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Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of shareholder votes on executive compensation.

The Board of Directors unanimously recommends conducting a vote to approve the compensation of the named executive officers every year.

Executive Compensation

Summary Compensation Table

The following information is furnished for the chief executive officer and the two other most highly compensated executive officers during the year ended June 30, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(2)	Total ($)

William F. Ritzmann	2013	181,330	21,469	6,000	24,084	232,883
President and Chief Executive Officer	2012	177,054	7,849	6,000	247,691	438,594

Elmer G. McLaughlin	2013	132,976	19,082	—	93,751	245,809
Executive Vice President, Chief Operating Officer and Corporate Secretary	2012	130,638	7,092	—	169,119	306,849

Vicki A. March	2013	100,759	15,456	—	69,152	185,367
Senior Vice President,	2012	98,427	6,580	—	75,210	180,217
Chief Financial Officer and Treasurer

(1)	Reflects amounts earned under the cash profit-sharing plan and the cash bonus program.
(2)	Details of the amounts reported in the “All Other Compensation” column are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer:

Item	William F. Ritzmann	Elmer G. McLaughlin	Vicki A. March
Employer matching contribution to 401(k) plan	$8,625	$660	$8,549
Market value of allocations under the employee stock ownership plan	13,594	14,479	10,614
Value of insurance premiums under endorsement method split-dollar life insurance arrangement	1,865	2,168	1,397
Contributions to Executive Supplemental Retirement Income Agreement Trust (“SRIAT”)	-	42,649	28,875
Tax indemnification payment for income recognized on contributions to SRIAT	-	33,795	19,717
Total	$24,084	$93,751	$69,157

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Employment Agreements

United Community Bancorp and the Bank are both parties to substantially similar employment agreements with Messrs. Ritzmann and McLaughlin and Ms. March. The employment agreements with Messrs. Ritzmann and McLaughlin each provide for a three-year term, and the employment agreement with Ms. March has a two-year term. The employment agreements may be renewed on an annual basis by the respective Boards of Directors. The terms of the agreements currently expire on June 30, 2016 with respect to Messrs. Ritzmann and McLaughlin and June 30, 2015 with respect to Ms. March. The agreements provide for base salaries, which for 2013 were $181,330, $132,976 and $100,759 for Messrs. Ritzmann and McLaughlin and Ms. March, respectively. In addition to base salary, the employment agreements provide for, among other things, participation in stock-based benefit plans, retirement plans and fringe benefits.

United Community Bancorp or the Bank will pay or reimburse the executive for reasonable costs and legal fees resulting from any dispute or question of interpretation relating to his employment agreement, provided the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that United Community Bancorp or the Bank will indemnify the executives to the fullest extent legally allowable. For Messrs. Ritzmann and McLaughlin, amounts due under the employment agreements may be paid by either United Community Bancorp or the Bank, as appropriate, but they will not receive duplicative payments under both agreements.

The employment agreements provide Messrs. Ritzmann and McLaughlin and Ms. March with certain severance payments and benefits continuation upon termination of employment. The employment agreements provide that United Community Bancorp or the Bank may terminate an executive’s employment for cause, as described in the employment agreements, at any time, with no further benefits payable following such termination. If United Community Bancorp or the Bank terminates an executive’s employment for reasons other than for death, cause or in connection with a change in control, the executive or, upon his death, his beneficiary, will receive a payment equivalent to his base salary for the remaining term of the agreement, plus the value of the cash bonus paid to the executive during the 12-month period preceding termination of employment. The executive will also receive continued health, life, disability and other benefits through the earlier of the agreement expiration date or coverage by another employer. Upon the executive’s death during the agreement term, the agreement will automatically expire and the executive’s estate will receive the salary the executive would have received through the last day of the third month following the month in which he died.

The employment agreements provide that if the executive voluntarily terminates employment without written consent of United Community Bancorp or the Bank, other than with “good reason” in connection with a change in control, as defined in the agreement, the executive shall not engage in competition with United Community Bancorp or the Bank within Dearborn County or within 30 miles of the principal business of United Community Bancorp or the Bank.

Upon the executive’s involuntary termination or constructive termination (i.e., a voluntary termination with “good reason,” under circumstances described in the agreement) within one year following a change in control, the executive will receive an amount equal to the product of 2.99 and the executive’s “base amount,” as defined under Internal Revenue Code Section 280G. Under Internal Revenue Code Section 280G, the base amount equals the executive’s average annual taxable compensation over the five taxable years preceding the year in which the change in control occurs. The executive will also receive continued coverage under all health, life, disability and other benefit plans until the earlier of the expiration of the agreement term or the date the executive becomes covered under another employer’s benefit plans.

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Internal Revenue Code Section 280G provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct the payments in excess of the base amount. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Supplemental Executive Retirement Plan

The Bank maintains a supplemental executive retirement plan which provides participants with retirement benefits that cannot be provided under the 401(k) Plan and/or the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for the Internal Revenue Code limitations. In addition to providing benefits that would otherwise be lost as a result of the Internal Revenue Code limitations on tax-qualified plans, the supplemental executive retirement plan also provides supplemental benefits upon a change in control before the scheduled repayment of the ESOP loan. Messrs. Ritzmann and McLaughlin currently participate in the supplemental executive retirement plan.

Executive Supplemental Retirement Income Agreements

The Company has entered into Executive Supplemental Retirement Income Agreements with Messrs. Ritzmann and McLaughlin and Ms. March for the purpose of providing each executive with additional compensation for 180 months following the executive’s retirement or other termination of service. The Bank established an irrevocable trust in connection with each arrangement. The trusts are funded with contributions from the Bank for the purpose of meeting the Bank’s obligations under the Executive Supplemental Retirement Income Agreements. The respective trust assets are beneficially owned by each individual with an Executive Supplemental Retirement Income Agreement and, thus, each individual recognizes taxable income with respect to contributions made to the trust. See “Executive Compensation Table – All Other compensation.” The Bank reimburses the executives each year for income taxes paid by the executives with respect to trust contributions. Earnings on the trust’s assets are taxable to those individuals who maintain an Executive Supplemental Retirement Income Agreement with the Bank.

The Executive Supplemental Retirement Income Agreements require each executive to adhere to a non-competition agreement following termination of employment. In the event our executive breaches the non-competition agreement all payments under the Executive Supplemental Retirement Income Agreement will cease.

2006 Equity Incentive Plan

The United Community Bancorp 2006 Equity Incentive Plan was adopted by our Board of Directors and approved by our stockholders in November 2006. Pursuant to the 2006 Equity Incentive Plan, we reserved 580,630 shares of common stock for issuance pursuant to awards granted under the 2006 Equity Incentive Plan; 414,736 for stock options and 165,894 for restricted stock grants. The maximum number of shares of common stock that may be covered by options granted under the 2006 Equity Incentive Plan to any one person during any one calendar year is 103,684. The purpose of the 2006 Equity Incentive Plan is to promote United Community Bancorp’s success by linking the personal interests of its employees, officers and directors to those of United Community Bancorp’s stockholders, and by providing participants with an incentive for outstanding performance. The 2006 Equity Incentive Plan is further intended to provide flexibility to United Community Bancorp in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of United Community Bancorp’s operation is largely dependent. The 2006 Equity Incentive Plan is administered by the Compensation Committee of United Community Bancorp’s Board of Directors, which has the authority to determine the eligible directors or employees to whom awards are to be granted, the number of awards to be granted, the vesting of the awards and the conditions and limitations of the awards.

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As of June 30, 2013, options for 272,606 shares were outstanding and options for 44,980 shares remained available for future option grants under the plan. None of the options granted under the plan have been exercised. As of June 30, 2013, 140,669 shares of restricted stock had been granted and 16,580 shares remained available for future restricted stock awards under the plan.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested as of June 30, 2013 for each named executive officer.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
William F. Ritzmann	43,616	—	17.54	12/14/16
Elmer G. McLaughlin	32,712	—	17.54	12/14/16
Vicki A. March	23,171	—	17.54	12/14/16

OTHER INFORMATION RELATING TO

Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in United Community common stock during the year ended June 30, 2013.

Policies and Procedures for Approval of Related Persons Transactions

United Community Bancorp maintains a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company or the immediate family members or certain affiliated entities of any of the foregoing persons.

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Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;

•	United Community Bancorp is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of United Community Bancorp if the Compensation Committee of the board approved (or recommended that the board approve) such compensation;

•	any compensation paid to a director of United Community Bancorp if the board or an authorized committee of the board approved such compensation; and

•	any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of United Community Bancorp’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to United Community Bancorp’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to United Community Bancorp as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to United Community Bancorp that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

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Certain Relationships and Related Transactions

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by United Community Bancorp to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by United Community Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. United Community Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit United Community Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Pursuant to the Audit Committee Charter, the Audit Committee periodically reviews for approval all of United Community Bancorp’s and United Community Bank’s transactions with directors and executive officers of United Community Bancorp and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within company policy and should be ratified and approved. In accordance with banking regulations and its policy, the Board of Directors also reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of United Community Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant the Code of Ethics and Business Conduct, all executive officers and directors of United Community Bank must disclose any existing or potential conflicts of interest to the Chief Executive Officer of United Community Bank. Such potential conflicts of interest include, but are not limited to, the following: (i) the Bank conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with United Community Bank.

The aggregate amount of loans granted by United Community Bank to its executive officers and directors was $3.4 million at, June 30, 2013, or approximately 4.8% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2013.

United Community Bank has an employee loan program whereby employees, including executive officers, and directors, may obtain loans with preferential interest rates compared to those prevailing at the time for comparable loans with persons not related to United Community Bank.

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The following information is furnished for outstanding loans made by United Community Bank to related persons (directors, executive officers and their immediate family members) under the United Community Bank employee loan program as of June 30, 2013:

Name	Largest Aggregate Principal Outstanding for 2013 ($)	Principal Outstanding at June 30, 2013 ($)	Principal Paid During 2013 ($)	Interest Paid During 2013 ($)	Interest Rate Payable (%)
William F. Ritzmann
President and
Chief Executive Officer	89,892	89,892	—	739	0.583
	110,737	105,054	5,683	994	0.635
Total		194,946
Matthew P. Ritzmann
Son of William F. Ritzmann and	300,303	274,400	25,903	8,688	2.836
employee of United Community	259,206	—	259,206	2,355	0.787
Bank	19,705	—	19,705	731	2.608
	360,000	360,000	(360,000)	130	1.623
Total		634,400
Ralph B. Sprecher
Chairman of the Board	353,854	343,465	10,389	4,985	1.159
Total		343,465
Robert J. Ewbank
Director	80,378	68,559	11,819	3,971	5.250
	198,243	189,050	9,193	2,777	1.150
	217,188	204,566	12,622	12,367	6.000
	37,576	37,576	(3,833)	439	1.083
Total		499,751
Elmer G. McLaughlin
Executive Vice President and	99,596	94,853	4,743	920	0.893
Chief Operating Officer	99,000	99,000	—	737	0.583
Total		193,853
Eugene B. Seitz, II	161,226	154,713	6,513	2,287	1.381
Director	53,061	52,687	374	701	1.083
Total		207,400
James W. Kittle	85,084	79,868	5,216	772	0.836
Senior Vice President	21,098	13,067	8,031	333	1.659
	91,966	91,966	(11,321)	726	0.583
Total		184,901
W. Michael McLaughlin
Senior Vice President	84,049	68,551	15,498	702	0.881
	58,776	56,430	2,346	453	0.583
	48,486	42,174	(1,301)	361	0.583
Total		167,155
Jerry W. Hacker
Director	509,219	478,208	31,011	31,005	6.000
Total		478,208
Richard C. Strzynski	4,423	-	4,423	20	1.536
Director	23,570	18,068	5,502	282	1.083
Total		18,068
James D. Humphrey	80,759	67,916	12,843	4,121	5.500
	73,882	70,632	2,113	1,667	2.083
Total		138,548
Total for all executive officers, directors and related persons		$3,060,695

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Other Transactions. Ewbank & Kramer LLP of Lawrenceburg, Indiana, of which Robert J. Ewbank is a partner, performs legal services for the Bank. Mr. Ewbank is also President and owner of Ewbank Land Title, Inc., which performs title searches and provides title insurance for loans that the Bank originates. Mr. Ewbank’s wife is the owner of Working Environments, Inc., which provides the Bank with interior design and decorating services for its offices. In fiscal 2013, the United Community Bank paid $54,000 in legal fees to Ewbank & Kramer LLP and $7,000 to Working Environments, Inc. for interior design and decorating services including furnishings for United Community Bank’s offices. Ewbank Land and Title, Inc. performs title search services and provides title insurance for some of United Community Bank’s real estate loans. The cost of these services is primarily the responsibility of United Community Bank’s borrowers, with the fees being collected by United Community Bank from the borrower when a loan is closed. In fiscal 2013, the amount of fees paid for such services to Ewbank Land and Title, Inc. was $420,000, of which United Community Bank paid $34,600. We believe that the fees paid to Ewbank & Kramer LLP, Ewbank Land Title, Inc. and Working Environments, Inc. were based on normal terms and conditions as would apply to unaffiliated clients of those firms. During the fiscal 2013, United Community Bank made payments of approximately $154,000 to the Seitz Insurance Agency, an insurance agency of which G. Michael Seitz and Eugene B. Seitz, both directors of United Community Bank and United Community Bancorp, are officers and co-owners, for insurance coverage provided by third-party insurance companies and of such amount the Seitz Insurance Agency retained approximately $22,000 as commissions for its services. There are no other transactions or series of similar transactions between United Community Bank and any director or executive officer in which the amount involved exceeds $120,000 since the beginning of United Community Bank’s last fiscal year, or which are currently proposed.

Submission of Business Proposals and

Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than September 12, 2014. If next year’s annual meeting is held on a date more than 30 calendar days from February 13, 2015, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Richard C. Strzynski, at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025. Communications to individual directors may be made in writing to such director at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

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Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of United Community common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on January 3, 2014. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended June 30, 2013, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on January 3, 2014 upon written request to Elmer G. McLaughlin, United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by casting your vote via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer
and Corporate Secretary

Lawrenceburg, Indiana

January 10, 2014

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Appendix A

UNITED COMMUNITY BANCORP

2014 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the United Community Bancorp 2014 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of United Community Bancorp (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

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(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means United Community Bancorp, or any successor corporation.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, such service shall only include service as an employee or an approved absence while serving as an employee.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

A-2

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this United Community Bancorp 2014 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

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ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1           EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

3.2           TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1           COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) or “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2           ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3           AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

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(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4         AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

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ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1         NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 372,102.

5.2         SHARE COUNTING. Any Shares subject to an Award that is forfeited, expires, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or non-issuance, again become available for Awards under this Plan and correspondingly increase the number of Shares available for grant and issuance under the Plan. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a Option issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan.

5.3         STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4         LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 372,102, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 97,003 and the maximum number that may be delivered pursuant to Option exercises is 275,099.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1         GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.
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(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2         INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

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(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 68,774 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1         GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2         ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3         FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or Disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4         DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the United Community Bancorp 2014 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and United Community Bancorp or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of United Community Bancorp”

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Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5         VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6         DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7         PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock that is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: tangible book value and changes to tangible book value, basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, noninterest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

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No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1         STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2         TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3         LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4         BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5         STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6         ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

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9.7         TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1       CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2       ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

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10.3       ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1      AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2      AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

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(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1       NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2       NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3       WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4       NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

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12.5      UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6      RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7      EXPENSES. The expenses of administering the plan shall be borne by the Company and its Affiliates.

12.8      TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9      GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10    FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11    GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.
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(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with all applicable regulatory requirements.

12.12    GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Indiana.

12.13    ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14    INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15    NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16    SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

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COMMON

UNITED COMMUNITY BANCORPAnnual Meeting of Stockholders February 13, 2014 11:00 a.m., Local TimeIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERSMEETING TO BE HELD ON FEBRUARY 13, 2014 The proxy statement is available at: http://www.RRDEZproxy.com/2014/UCB/

VOTER CONTROL NUMBER:

PROXY NUMBER: ACCOUNT NUMBER: SHARES:You may vote by: NUMBER OF PERSONS ATTENDING ________If choosing one of these options, sign & date card below.SCAN & E-MAIL FAX MAIL INTERNET TELEPHONE info@ilstk.com 630.480.0641 Return in the envelope provided. proxy.ilstk.com 800.555.8140 (Allow 10 days for mail delivery)Easy Safe Fast Make individual selections or check one of the two boxes below, May vote until 11:59 pm CST on February 12, 2014. (DO NOT return card if voting by Internet or Telephone) With Management on all Proposals or Against Management on all Proposals REVOCABLE PROXY - UNITED COMMUNITY BANCORPTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORPThe undersigned hereby appoints William F. Ritzmann, Robert J. Ewbank, and Richard C. Strzynski, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of United Community Bancorp (the “Company”) which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on February 13, 2014, at 11:00 a.m., Local Time, at the Lawrenceburg Fire Department Meeting Room, 300 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows:1. The election as directors of all nominees listed. FOR VOTE WITHHELD 01 Eugene B. Seitz, II 02 G. Michael Seitz 03 Elmer G. McLaughlin 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2014. FOR AGAINST ABSTAIN3. The approval of the United Community Bancorp 2014 Equity Incentive Plan. FOR AGAINST ABSTAIN4. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. FOR AGAINST ABSTAIN 5. Advisory vote on the frequency of the vote to approve the compensation of the Company’s named executive officers. ONE YEAR TWO YEARS THREE YEARS ABSTAINThis proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the nominees, “FOR” proposals 2, 3 AND 4 AND “FOR” “ONE YEAR” with respect to proposal 5. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgement. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.The below signed acknowledges receipt from the Company prior to the execution of this proxy card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and Annual Report to Stockholders. PLEASE SIGN HERE

SIGNATURE DATE SIGNATURE DATE

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a vote authorization card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of United Community Bancorp (the “Company”) on February 13, 2014. Also enclosed is a Notice and Proxy Statement for the Company’s 2013 Annual Meeting of Stockholders and a United Community Bancorp Annual Report to Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account.

To direct the ESOP Trustee on how to vote the shares of common stock allocated to your account, please complete and sign the appropriately marked vote authorization card for the ESOP and return it in the accompanying postage-paid envelope by February 3, 2014. Alternatively, you may also vote via the Internet or by telephone, as directed on the vote authorization card. The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

ESOP

UNITED COMMUNITY BANCORP

Annual Meeting of Stockholders February 13, 2014 11:00 a.m., Local TimeVOTER CONTROL NUMBER:

PROXY NUMBER: ACCOUNT NUMBER: SHARES:You may vote by: NUMBER OF PERSONS ATTENDING ________If choosing one of these options, sign & date card below.SCAN & E-MAIL FAX MAIL INTERNET TELEPHONE info@ilstk.com 630.480.0641 Return in the envelope provided. proxy.ilstk.com 800.555.8140 (Allow 10 days for mail delivery)Easy Safe Fast Make individual selections or check one of the two boxes below, May vote until 11:59 pm CST on February 3, 2014. (DO NOT return card if voting by Internet or Telephone) With Management on all Proposals or Against Management on all Proposals VOTE INSTRUCTION CARD - UNITED COMMUNITY BANCORPI understand that First Bankers Trust Services, Inc., (the “ESOP Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated to me under the United Community Bank Employee Stock Ownership Plan (“ESOP”). I understand that my voting instructions are solicited on behalf of the Company for purposes of directing the ESOP Trustee how to vote my ESOP shares at the Annual Meeting of Stockholders to be held on February 13, 2014.Accordingly, direct the voting of my shares as follows:1. The election as directors of all nominees listed. FOR VOTE WITHHELD 01 Eugene B. Seitz, II 02 G. Michael Seitz 03 Elmer G. McLaughlin 2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2014. FOR AGAINST ABSTAIN3. The approval of the United Community Bancorp 2014 Equity Incentive Plan. FOR AGAINST ABSTAIN4. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

FOR AGAINST ABSTAIN 5. Advisory vote on the frequency of the vote to approve the compensation of the Company’s named executive officers. ONE YEAR TWO YEARS THREE YEARS ABSTAINThe below signed acknowledges receipt from the Company prior to the execution of this vote instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and an Annual Report to Stockholders. PLEASE SIGN HERE

SIGNATURE DATE SIGNATURE DATE NOTE: PLEASE DATE CARD AND SIGN THE CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD. PLEASE PROMPTLY RETURN YOUR SIGNED CARD IN THE ENCLOSED ENVELOPE.

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a vote authorization card for the purpose of conveying your voting instructions to Mid Atlantic Trust Company, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on February 13, 2014. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund trustee as to the voting of shares of Company common stock credited to your account as of January 3, 2014, the record date for the 2013 Annual Meeting of Stockholders.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked vote authorization card and return it in the accompanying postage-paid envelope by February 3, 2014. Alternatively, you may vote via the Internet or by telephone, as directed on the vote authorization card. Shares for which no timely direction is provided will be voted by the Company.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

401K

UNITED COMMUNITY BANCORPAnnual Meeting of Stockholders February 13, 2014 11:00 a.m., Local TimeVOTER CONTROL NUMBER:PROXY NUMBER:ACCOUNT NUMBER: SHARES:You may vote by: NUMBER OF PERSONS ATTENDING ________If choosing one of these options, sign & date card below.SCAN & E-MAIL FAX MAIL INTERNET TELEPHONE info@ilstk.com 630.480.0641 Return in the envelope provided.proxy.ilstk.com 800.555.8140 (Allow 10 days for mail delivery)Easy Safe Fast Make individual selections or check one of the two boxes below,May vote until 11:59 pm CST on February 3, 2014.(DO NOT return card if voting by Internet or Telephone) With Management on all Proposals or Against Management on all ProposalsVOTE INSTRUCTION CARD - UNITED COMMUNITY BANCORPI understand that Mid Atlantic Trust Company (the “Trustee”) is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company for purposes of directing the Trustee how to vote my 401(k) Plan shares at the Annual Meeting of Stockholders to be held on February 13, 2014.Accordingly, direct the voting of my shares as follows:1. The election as directors of all nominees listed.FOR VOTE WITHHELD01 Eugene B. Seitz, II02 G. Michael Seitz03 Elmer G. McLaughlin2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2014.FOR AGAINST ABSTAIN3. The approval of the United Community Bancorp 2014 Equity Incentive Plan.FOR AGAINST ABSTAIN4. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.FOR AGAINST ABSTAIN5. Advisory vote on the frequency of the vote to approve the compensation of the Company’s named executive officers.ONE YEAR TWO YEARS THREE YEARS ABSTAINThe below signed acknowledges receipt from the Company prior to the execution of this vote instruction card of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and an Annual Report to Stockholders.PLEASE SIGN HERE

SIGNATURE DATE SIGNATURE DATE

NOTE: PLEASE DATE AND SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD. PLEASE PROMPTLY RETURN YOUR SIGNED CARD IN THE ENCLOSED ENVELOPE.